UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2004

MYLAN LABORATORIES INC.

(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation Number)	1-9114 (Commission File Number)	25-1211621 (I.R.S. Employer Identification No.)

1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)

(724) 514-1800
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

     On March 26, 2004, correspondence was submitted to the FDA on behalf of Mylan Laboratories Inc. (the “Company”), with regard to the Company’s finally approved ANDA for its generic transdermal fentanyl product. A copy of the correspondence is attached hereto as Exhibit 99.1

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Letter to the FDA, dated March 26, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2004	MYLAN LABORATORIES INC. By: /s/ Robert J. Coury Robert J. Coury Vice Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to the FDA, dated March 26, 2004.